UBS Cashfund
Supplement to the Statement of Additional Information (“SAI”)
Dated July 29, 2008

November 10, 2008

Dear Investor,

The purpose of this supplement is to revise information regarding the disclosure of the portfolio holdings of UBS Cashfund (the “fund”).

The section “Disclosure of portfolio holdings - Complete and partial portfolio holdings - arrangements to disclose to service providers and fiduciaries” on page 12 of the SAI is revised by adding the following at the end of such section:

•	The rating agency of Standard & Poor’s receives portfolio holdings information on a weekly basis so that the fund may be included in the rating agency’s industry reports and other materials. There is a seven day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agency.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

Z5351